Goodwill and intangible assets, net	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and intangible assets, net	Goodwill and intangible assets, net
The following table presents our goodwill and intangible assets as of December 31, 2023 and 2022:

	Year ended December 31,
(in thousands)	2023	2022
Goodwill	€—	€181,927
Intangible assets with indefinite lives	75,345	89,545
Intangible assets with definite lives, net	269	404
Total	€75,614	€271,876
Impairment Assessment
For the year ended December 31, 2023, we performed a quantitative impairment assessment for our annual impairment test as of September 30th. As a result, a cumulative goodwill and indefinite-lived intangible assets impairment charge of €196.1 million was recorded. We recorded impairment charges to the Developed Europe and Americas reporting unit goodwill balances of €95.5 million and €86.5 million, respectively which eliminated the goodwill balances in these reporting units. The impairment was driven by adjustments made to our profitability outlook arising from the announced strategy shift to long-term growth, share price decline during the third quarter of 2023, uncertainty in our operating environment, and the continued uncertainty in respect of the overall economic environment. We also performed a quantitative impairment assessment for our annual indefinite-lived intangible assets as of September 30th resulting in an impairment charge of €14.2 million.
For the year ended December 31, 2022, we performed two quantitative impairment assessments. Concurrently with our second quarter and annual goodwill impairment assessments in 2022, we also performed quantitative impairment assessments for our indefinite-lived intangible assets. We recorded a cumulative goodwill impairment charge of €104.6 million to our Developed Europe reporting unit and a cumulative impairment charge of €80.0 million to our indefinite-lived intangible assets for the year ended December 31, 2022. The impairments recorded in the prior year were due to deteriorating macroeconomic conditions, including rising interest rates, increased inflation and more uncertainty in respect of the overall economic environment which led to a shift in the Company’s internal priorities beginning in the second quarter of 2022.
During the goodwill impairment assessments performed, we compared the fair values of our reporting units to their carrying values. The fair value estimates for all reporting units were based on a blended analysis of the present value of future discounted cash flows and market value approach. The significant estimates used in the discounted cash flows model included our weighted average cost of capital, revenue growth rates, profitability of our business and long-term rate of growth. Our significant estimates in the market approach model included identifying similar companies with comparable business factors such as size, growth, profitability, risk and return on investment, assessing comparable revenue and earnings multiples and the control premium applied in estimating the fair values of the reporting units.
During the indefinite-live intangible asset impairment assessments performed, we base our measurement of the fair value using the relief-from-royalty method. This method assumes that the trade name and trademarks have value to the extent that their owner is relieved of the obligation to pay royalties for the benefits received from them. This method requires us to estimate future revenue for the brand, the appropriate royalty savings rate and an applicable discount rate.
Goodwill
The following table presents the changes in goodwill by reporting segment:

(in thousands)	Developed Europe	Americas	Rest of World	Total
Balance as of January 1, 2022	€200,067	€86,472	€—	€286,539
Foreign exchange translation	26	4	—	30
Impairment charge	(104,642)	—	—	(104,642)
Balance as of December 31, 2022	€95,451	€86,476	€—	€181,927

Balance as of January 1, 2023	€95,451	€86,476	€—	€181,927
Impairment charge	(95,451)	(86,476)	—	(181,927)
Balance as of December 31, 2023	€—	€—	€—	€—
As of December 31, 2023 and 2022, we had accumulated impairment losses for goodwill of €494.2 million and €312.3 million, respectively.
Intangible Assets with Indefinite Lives
Our indefinite-lived intangible assets relate principally to trade names, trademarks and domain names.
As of December 31, 2023 and 2022, we have accumulated impairment losses for indefinite-lived intangible assets of €94.2 million and €80.0 million, respectively.
Intangible Assets with Definite Lives
The following table presents the components of our intangible assets with definite lives as of December 31, 2023 and 2022:

	December 31, 2023			December 31, 2022
(in thousands)	Cost	(Accumulated Amortization)	Net	Cost	(Accumulated Amortization)	Net
Trademark/domain	€675	€(406)	€269	€675	€(271)	€404
Total	€675	€(406)	€269	€675	€(271)	€404
Amortization expense was €0.1 million for both years ended December 31, 2023 and 2022. The estimated future amortization expense related to intangible assets with definite lives as of December 31, 2023, assuming no subsequent impairment of the underlying assets, will be €0.1 million for each of the two succeeding fiscal years.